UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2006

ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-2108232
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

8995 Westside Parkway
Alpharetta, GA 30004
(Address of principal executive offices)

Registrant's telephone number, including area code (678) 336-2500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On July 12, 2006, the AtheroGenics, Inc. Board of Directors elected two new members to its Board of Directors, Samuel L. Barker, Ph.D. and Margaret E. Grayson. Both were elected as Class II directors, to hold office until the 2008 annual meeting of shareholders. Dr. Barker was also appointed to the Governance and Nominating Committee. Ms. Grayson was also appointed to the Audit Committee.

A copy of AtheroGenics’ press release announcing the election of Samuel L. Barker and Margaret E. Grayson is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished as part of this current report on Form 8-K.

Exhibit No.		Description

99.1	-	Press Release dated July 18, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.

Date: July 18, 2006	/s/MARK P. COLONNESE
Mark P. Colonnese
Executive Vice President Commercial Operations
and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.		Description

99.1	-	Press Release dated July 18, 2006